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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported): June 14, 2000


                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                      0-1424                  41-0743912
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                  12501 WHITEWATER DRIVE, MINNETONKA, MINNESOTA 55343
              (Address of principal executive offices, including zip code)


                                 (612) 938-8080
              (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS

      On June 14, 2000 the board of directors of ADC Telecommunications, Inc. (the "Company") declared a two-for-one common stock split in the form of a one-hundred percent (100%) stock dividend, payable July 17, 2000 to shareholders of record on June 26, 2000. The Company's press release dated June 14, 2000 with respect to the stock split is attached hereto as Exhibit 99.1.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

      (c)  Exhibits.

           Exhibit 99.1:   Press Release dated June 14, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADC TELECOMMUNICATIONS, INC.
                                    (Registrant)



Date:  June 16, 2000                By:      /s/  Charles T. Roehrick
                                        -----------------------------------
                                               Vice President, Controller


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                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1                    Press Release dated June 14, 2000